================================================================================


   As filed with the Securities and Exchange Commission on November 5, 1996

                                                     REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ___________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             EQUITY MARKETING, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                                    13-3534145
                 (State or other juris-                                      (I.R.S. Employer
                 diction of incorporation                                    Identification
                 or organization)                                            Number)

                             131 SOUTH RODEO DRIVE
                        BEVERLY HILLS, CALIFORNIA 90212
                                 (310) 887-4300
  (Address, including zip code, of registrant's principal executive offices)

                             EQUITY MARKETING, INC.
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                            (full title of the plan)
                              ___________________

                                 DONALD A. KURZ
                             131 SOUTH RODEO DRIVE
                        BEVERLY HILLS, CALIFORNIA 90212
                                 (310) 887-4300
   (Name and address and telephone number, including area code, of agent for service)
                              ___________________

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                            MERRILL M. KRAINES, ESQ.
                          FULBRIGHT & JAWORSKI L.L.P.
                                666 FIFTH AVENUE
                           NEW YORK, NEW YORK  10103
                                 (212) 318-3000

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                                        Proposed maximum         Proposed maximum
  Title of Securities to be       Amount to be          offering price per       aggregate offering      Amount of
  registered                      registered            share(1)                 price (2)               registration fee
-------------------------------------------------------------------------------------------------------------------------
  Common Stock $.001 par value
  per share...........            40,000 shares         $20.25                   $810,000                $279.31
-------------------------------------------------------------------------------------------------------------------------

(1) Calculated by dividing the proposed maximum aggregate offering price by the amount to be registered.

(2) The price is estimated in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee and is the product resulting from multiplying 40,000, the number of additional shares registered by this Registration Statement as to which options may be granted under the Equity Marketing, Inc. Non-Employee Director Stock Option Plan, by $20.25, the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on October 30, 1996.


================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The contents of the Company's Registration Statement on Form S-8 (File No. 33-84592), as filed with the Securities and Exchange Commission on September 30, 1994, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, State of California on November 4, 1996.


                                          EQUITY MARKETING, INC.

                                          By: /s/Stephen P. Robeck
                                              ----------------------------------
                                                 Stephen P. Robeck
                                                 Chairman and Co-Chief
                                                 Executive Officer

                                          By: /s/Donald A. Kurz
                                              ----------------------------------
                                                 Donald A. Kurz
                                                 President and
                                                 Co-Chief Executive Officer



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen P. Robeck and Donald A. Kurz, his true and lawful attorney-in-fact, each acting alone, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments including post-effective amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE                                             DATE
---------                                  -----                                             ----
                                           Chairman, Co-Chief
                                           Executive Officer and Director
/s/Stephen P. Robeck                       (Principal Executive Officer)             November 4, 1996
------------------------------------
(Stephen P. Robeck)

                                           President, Co-Chief
                                           Executive Officer and Director
/s/Donald A. Kurz                          (Principal Executive Officer)             November 4, 1996
-------------------------------------
(Donald A. Kurz)

/s/Lawrence Elins                          Director                                  November 4, 1996
--------------------------------------
(Lawrence Elins)

/s/Merrill M. Kraines                      Director                                  November 4, 1996
------------------------------------
(Merrill M. Kraines)

/s/Bruce Raben                             Director                                  November 4, 1996
-----------------------------------
(Bruce Raben)
                                           Senior Vice President
                                           Chief Financial Officer (Principal
/s/Kenneth M. Fisher                       Financial and Accounting Officer)         November 4, 1996
------------------------------------
(Kenneth M. Fisher)

                               INDEX TO EXHIBITS


Exhibit
  No.            Description
-------          -----------
  4(a)           Equity Marketing, Inc. Non-Employee Director Stock
                 Option Plan, as amended

  4(b)           Form of Stock Option Agreement*

  5              Opinion of Fulbright & Jaworski L.L.P.

 23(a)           Consent of Arthur Andersen LLP

 23(b) Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5).

 24              Power of Attorney (see signature page).





__________________________

* Previously filed as an Exhibit to the Company's Registration Statement on Form S-8 (No. 33-84592), as filed with the Securities and Exchange Commission on September 30, 1994, which is incorporated herein by reference.